Exhibit 99.2

PXRE	Consolidated Balance Sheets
Group Ltd.	(Dollars in thousands, except par value per share)

		June 30, 2006	December 31, 2005

		(Unaudited)

Assets	Investments:
	Fixed maturities, at fair value:
	Available-for-sale (amortized cost $667,891 and $1,212,299, respectively)	$658,712	$1,208,248
	Trading (cost $35,359 and $28,225, respectively)	37,176	25,796
	Short-term investments, at fair value	603,410	261,076
	Hedge funds, at fair value (cost $35,451 and $132,690, respectively)	40,260	148,230
	Other invested assets, at fair value (cost $2,071 and $2,806, respectively)	2,651	3,142

	Total investments	1,342,209	1,646,492
	Cash	18,351	14,504
	Accrued investment income	5,380	10,809
	Premiums receivable, net	124,017	217,446
	Other receivables	8,268	17,000
	Reinsurance recoverable on paid losses	7,813	4,223
	Reinsurance recoverable on unpaid losses	44,941	107,655
	Ceded unearned premiums	13,877	1,379
	Deferred acquisition costs	381	5,487
	Income tax recoverable	6,204	6,295
	Other assets	58,452	84,757

	Total assets	$1,629,893	$2,116,047

Liabilities	Losses and loss expenses	$841,908	$1,320,126
	Unearned premiums	3,602	32,512
	Subordinated debt	167,085	167,081
	Reinsurance balances payable	22,328	30,244
	Deposit liabilities	56,458	68,270
	Other liabilities	33,974	32,496

	Total liabilities	1,125,355	1,650,729

Shareholders'	Serial convertible preferred shares, $1.00 par value, $10,000 stated
Equity	value – 30 million shares authorized, 0.01 million and 0.01 million shares
	issued and outstanding, respectively	58,132	58,132
	Common shares, $1.00 par value – 350 million shares authorized,
	72.4 million and 72.3 million shares issued and outstanding,
	respectively	72,408	72,281
	Additional paid-in capital	874,648	875,224
	Accumulated other comprehensive loss	(9,027)	(5,468)
	Accumulated deficit	(486,135)	(527,349)
	Restricted shares at cost (0.4 million and 0.5 million shares, respectively)	(5,488)	(7,502)

	Total shareholders' equity	504,538	465,318

	Total liabilities and shareholders' equity	$1,629,893	$2,116,047

PXRE	Consolidated Statements of Income and Comprehensive Income
Group Ltd.	(Dollars in thousands, except per share amounts)

		Three Months Ended June 30,		Six Months Ended June 30,
		2006	2005	2006	2005

		(Unaudited)		(Unaudited)
Revenues	Net premiums earned	$15,309	$83,420	$92,396	$162,854
	Net investment income	13,249	6,681	31,161	17,123
	Net realized investment losses	(3,379)	(225)	(8,038)	(332)
	Fee income	27	206	218	417

		25,206	90,082	115,737	180,062

Losses and	Losses and loss expenses incurred	850	25,125	18,650	69,563
Expenses	Commission and brokerage	4,630	9,789	16,525	19,067
	Other reinsurance related expense	2,255	—	5,976	—
	Operating expenses	11,392	10,471	22,357	19,848
	Foreign exchange losses (gains)	338	(1,414)	1,265	(816)
	Interest expense	3,601	3,612	7,212	7,222

		23,066	47,583	71,985	114,884

	Income before income taxes and convertible preferred share dividends	2,140	42,499	43,752	65,178
	Income tax benefit	—	(1,008)	—	(1,072)

	Net income before convertible preferred share dividends	$2,140	$43,507	$43,752	$66,250

	Convertible preferred share dividends	1,375	1,268	2,538	4,637

	Net income to common shareholders	$765	$42,239	$41,214	$61,613

Comprehensive Income, Net of Tax	Net income before convertible preferred share dividends	$2,140	$43,507	$43,752	$66,250
	Net change in unrealized (depreciation) appreciation on investments	(4,087)	5,783	(11,715)	(1,564)
	Reclassification adjustments for losses included in net income	3,374	161	8,033	217
	Minimum additional pension liability	—	—	123	—

	Comprehensive income	$1,427	$49,451	$40,193	$64,903

Per Share	Basic:
	Income before convertible preferred share dividends	$0.03	$1.54	$0.61	$2.73
	Convertible preferred share dividends	(0.02)	(0.04)	(0.04)	(0.19)

	Net income to common shareholders	$0.01	$1.50	$0.57	$2.54

	Average shares outstanding (000's)	71,986	28,179	71,927	24,236

	Diluted:
	Net income	$0.03	$1.30	$0.57	$2.00

	Average shares outstanding (000's)	77,090	33,359	77,025	33,186

PXRE	Consolidated Statements of Shareholders' Equity
Group Ltd.	(Dollars in thousands)

		Three Months Ended June 30,		Six Months Ended June 30,
		2006	2005	2006	2005

		(Unaudited)		(Unaudited)

Convertible Preferred Shares	Balance at beginning of period	$58,132	$63,371	$58,132	$163,871
	Conversion of convertible preferred shares	—	—	—	(103,869)
	Dividends to convertible preferred shareholders	—	—	—	3,369

	Balance at end of period	$58,132	$63,371	$58,132	$63,371

Common Shares	Balance at beginning of period	$72,410	$28,646	$72,281	$20,469
	(Cancellation) issuance of common shares, net	(2)	167	127	8,344

	Balance at end of period	$72,408	$28,813	$72,408	$28,813

Additional Paid-in Capital	Balance at beginning of period	$875,228	$433,811	$875,224	$329,730
	(Cancellation) issuance of common shares, net	(580)	3,137	(576)	106,850
	Tax effect of stock options exercised	—	250	—	618

	Balance at end of period	$874,648	$437,198	$874,648	$437,198

Accumulated	Balance at beginning of period	$(8,314)	$(12,146)	$(5,468)	$(4,855)
Other Comprehensive Income	Change in unrealized (losses) gains on investments	(713)	5,944	(3,682)	(1,347)
	Change in minimum additional pension liability	—	—	123	—

	Balance at end of period	$(9,027)	$(6,202)	$(9,027)	$(6,202)

(Accumulated Deficit)/ Retained Earnings	Balance at beginning of period	$(486,900)	$212,221	$(527,349)	$194,081
	Net income before convertible preferred share dividends	2,140	43,507	43,752	66,250
	Dividends to convertible preferred shareholders	(1,375)	(1,268)	(2,538)	(4,637)
	Dividends to common shareholders	—	(3,446)	—	(4,680)

	Balance at end of period	$(486,135)	$251,014	$(486,135)	$251,014

Restricted Shares	Balance at beginning of period	$(6,846)	$(11,304)	$(7,502)	$(6,741)
	Cancellation (issuance) of restricted shares, net	743	(617)	603	(6,069)
	Amortization of restricted shares	615	1,194	1,411	2,083

	Balance at end of period	$(5,488)	$(10,727)	$(5,488)	$(10,727)

Total	Balance at beginning of period	$503,710	$714,599	$465,318	$696,555
Shareholders'	Conversion of convertible preferred shares	—	—	—	(103,869)
Equity	(Cancellation) issuance of common shares, net	(582)	3,304	(449)	115,194
	Restricted shares, net	1,358	577	2,014	(3,986)
	Unrealized (depreciation) appreciation on investments	(713)	5,944	(3,682)	(1,347)
	Minimum additional pension liability	—	—	123	—
	Net income before convertible preferred share dividends	2,140	43,507	43,752	66,250
	Dividends to convertible preferred shareholders	(1,375)	(1,268)	(2,538)	(1,268)
	Dividends to common shareholders	—	(3,446)	—	(4,680)
	Tax effect of stock options exercised	—	250	—	618

	Balance at end of period	$504,538	$763,467	$504,538	$763,467

PXRE	Consolidated Statements of Cash Flows
Group Ltd.	(Dollars in thousands)

		Three Months Ended June 30,		Six Months Ended June 30,
		2006	2005	2006	2005

		(Unaudited)		(Unaudited)

Cash Flows from Operating Activities	Premiums collected, net of reinsurance	$(6,157)	$71,568	$136,501	$181,459
	Loss and loss adjustment expenses paid, net of reinsurance	(139,269)	(58,164)	(402,590)	(104,500)
	Commission and brokerage received (paid), net of fee income	4,179	4,241	(4,816)	(14,463)
	Operating expenses paid	(14,560)	(6,593)	(27,701)	(17,538)
	Net investment income received	9,472	9,929	27,400	17,232
	Interest paid	(1,360)	(1,371)	(7,154)	(7,165)
	Income taxes (paid) recovered	(123)	11,283	91	18,469
	Trading portfolio purchased	(52,175)	(13)	(101,714)	(14,409)
	Trading portfolio disposed	52,445	—	92,566	—
	Deposit (paid) received	(8,275)	3,983	(11,812)	931
	Other	(726)	(927)	(3,607)	(984)

	Net cash (used) provided by operating activities	(156,549)	33,936	(302,836)	59,032

Cash Flows	Fixed maturities available for sale purchased	(47)	(107,034)	(67,038)	(295,024)
from Investing	Fixed maturities available for sale disposed or matured	34,304	59,108	603,837	115,654
Activities	Hedge funds purchased	—	(9,536)	(4,000)	(114,888)
	Hedge funds disposed	104,248	9,698	117,364	108,503
	Other invested assets purchased	(35)	—	(35)	—
	Other invested assets disposed	598	25	1,171	1,392
	Net change in short-term investments	19,704	15,061	(342,334)	125,542
	Receivable for securities	—	11,516	—	(344)
	Payable for securities	100	(20,389)	100	1,527

	Net cash provided (used) by investing activities	158,872	(41,551)	309,065	(57,638)

Cash Flows	Proceeds from issuance of common shares	162	2,693	419	5,822
from Financing	Cash dividends paid to common shareholders	—	(3,446)	—	(4,680)
Activities	Cash dividends paid to preferred shareholders	(1,375)	(1,268)	(2,538)	(1,268)
	Cost of shares repurchased	—	(6)	(263)	(567)

	Net cash used by financing activities	(1,213)	(2,027)	(2,382)	(693)

	Net change in cash	1,110	(9,642)	3,847	701
	Cash, beginning of period	17,241	26,011	14,504	15,668

	Cash, end of period	$18,351	$16,369	$18,351	$16,369

	Reconciliation of net income to net cash (used) provided by operating activities:
	Net income before convertible preferred share dividends	$2,140	$43,507	$43,752	$66,250
	Adjustments to reconcile net income to net cash (used) provided by operating activities:
	Losses and loss expenses	(168,131)	(41,809)	(478,217)	(41,328)
	Unearned premiums	(43,215)	(19,967)	(41,408)	14,205
	Deferred acquisition costs	9,825	1,567	5,106	(3,485)
	Receivables	24,902	20,922	102,161	8,286
	Reinsurance balances payable	(2,365)	(1,755)	(7,916)	2,210
	Reinsurance recoverable	29,711	8,770	59,125	6,391
	Income taxes	(123)	10,549	91	17,670
	Equity in earnings of limited partnerships	(167)	(135)	(6,039)	(4,538)
	Trading portfolio purchased	(52,175)	(13)	(101,714)	(14,409)
	Trading portfolio disposed	52,445	—	92,566	—
	Deposit liability	(8,275)	3,983	(11,812)	931
	Receivable on commutation	—	—	35,154	—
	Other	(1,121)	8,317	6,315	6,849

	Net cash (used) provided by operating activities	$(156,549)	$33,936	$(302,836)	$59,032